UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2024

Yum China Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yum China Building
101 East Park Boulevard, Suite 805	20 Tian Yao Qiao Road
Plano, Texas 75074	Shanghai 200030
United States of America	People’s Republic of China

(Address, including zip code, of principal executive offices)

(469) 980-2898

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	YUMC	New York Stock Exchange
	9987	The Stock Exchange of Hong Kong Limited

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Yum China Holdings, Inc. (the “Company”) held its 2024 annual meeting of stockholders on Thursday, May 23, 2024, at 8:00 a.m. local time, at Kerry Hotel, 38 Hung Luen Road, Hung Hom Bay, Kowloon, Hong Kong (the “Annual Meeting”). A total of 325,243,921 shares, or 82.96% of the Company’s outstanding common stock, were present in person or represented by proxy at the Annual Meeting, constituting a quorum. At the Annual Meeting, the Company’s stockholders: (i) elected the 11 director nominees listed below to serve until the 2025 annual meeting of the Company’s stockholders; (ii) approved and ratified the appointment of KPMG Huazhen LLP and KPMG as the Company’s independent auditors for 2024; (iii) approved, on an advisory basis, the Company’s named executive officer compensation; (iv) approved the Board of Directors’ continuing authority to approve issuances of shares of common stock or securities convertible into common stock in an amount not to exceed 20% of the Company’s total number of outstanding shares of common stock as of the date of the Annual Meeting, effective from date of the Annual Meeting until the earlier of the date the next annual meeting is held or June 23, 2025; and (v) approved the Board of Directors’ continuing authority to approve the repurchases of shares of common stock in an amount not to exceed 10% of the Company’s total number of outstanding shares of common stock as of the date of the Annual Meeting, effective from date of the Annual Meeting until the earlier of the date the next annual meeting is held or June 23, 2025.

Set forth below are the voting results for each of the proposals presented at the Annual Meeting:

Proposal 1:	The election of 11 director nominees to serve until the 2025 annual meeting of the Company’s stockholders:

Director Name	For	Against	Abstain	Broker Non-Votes
Fred Hu	282,732,654	6,763,213	473,696	35,274,358
Joey Wat	288,990,043	510,515	469,005	35,274,358
Robert B. Aiken	289,075,608	422,918	471,037	35,274,358
Peter A. Bassi	288,793,049	701,560	474,954	35,274,358
Edouard Ettedgui	287,679,266	1,809,409	480,888	35,274,358
David Hoffmann	289,080,502	413,070	475,991	35,274,358
Ruby Lu	283,903,133	5,598,695	467,735	35,274,358
Zili Shao	288,907,349	574,207	488,007	35,274,358
William Wang	288,174,097	1,306,284	489,182	35,274,358
Min (Jenny) Zhang	287,718,535	1,778,337	472,691	35,274,358
Christina Xiaojing Zhu	288,227,962	1,275,417	466,184	35,274,358

Proposal 2:	The approval and ratification of the appointment of KPMG Huazhen LLP and KPMG as the Company’s independent auditors for 2024:

For	Against	Abstain	Broker Non-Votes
322,583,184	2,056,315	604,422	0

Proposal 3:	An advisory vote to approve the Company’s named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
267,652,387	20,879,594	1,437,582	35,274,358

Proposal 4:

To approve the Board of Directors’ continuing authority to approve issuances of shares of common stock or securities convertible into common stock in an amount not to exceed 20% of the Company’s total number of outstanding shares of common stock as of the date of the Annual Meeting, effective from date of the Annual Meeting until the earlier of the date the next annual meeting is held or June 23, 2025.

For	Against	Abstain	Broker Non-Votes
277,782,099	11,483,167	704,297	35,274,358

Proposal 5:

To approve the Board of Directors’ continuing authority to approve the repurchases of shares of common stock in an amount not to exceed 10% of the Company’s total number of outstanding shares of common stock as of the date of the Annual Meeting, effective from date of the Annual Meeting until the earlier of the date the next annual meeting is held or June 23, 2025.

For	Against	Abstain	Broker Non-Votes
288,305,405	709,146	955,012	35,274,358

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.

	By:	/s/ Pingping Liu
Name: Pingping Liu
Title: Chief Legal Officer
Date: May 23, 2024